SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): MAY 13, 2005
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)


         NEVADA                     000-33005                 52-2312117
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


           7475 Skillman, Suite C-102 Dallas, Texas            75231
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 932-6822
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
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     On May 17, 2005, the Registrant issued a press release announcing the disposition of its Netex Financial Services, Inc. d/b/a Countrywide Realty Services operating unit back to its original owner, Joe Machado.

     As part of the disposition of Countrywide, 500,000 shares of common stock, class A, $0.00002 par value were returned to the Registrant and cancelled by the Board of Directors. As of May 16, 2005 the Registrant had 67,924,069 shares of common stock issued and outstanding. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On May 17, 2005, the Registrant issued a press release issued a press release announcing the disposition of its Netex Financial Services, Inc. d/b/a Countrywide Realty Services operating unit back to its original owner, Joe Machado. This press release also contained updated earnings guidance for the current fiscal year ending December 31, 2005 as a result of the divesture of the Countrywide operating unit. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
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(c)           Exhibit.

99.1          The Registrant's Press Release dated May 17, 2005.


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Statements made in this Form 8-K, as well as statements made by the Company in periodic filings with government entities, press releases and other public communications, that reflect management's current assumptions and estimates of future performance are forward-looking statements made in reliance upon the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those projected, stated or implied by the statements.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PREMIER DEVELOPMENT & INVESTMENT, INC.
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                                       (Registrant)



Date: May 17, 2005                     /s/ Eric R. Boyer
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                                       Eric R. Boyer
                                       President and Chief Executive Officer